Exhibit 99.1

SHOALS TECHNOLOGIES GROUP, INC. APPOINTS BRANDON MOSS AS CHIEF EXECUTIVE OFFICER

– Mr. Moss Brings a Proven Track Record of Driving Growth and Value Creation to Shoals –

PORTLAND, TN. – June 14, 2023 (GLOBE NEWSWIRE) – Shoals Technologies Group, Inc. (“Shoals” or the “Company”) (Nasdaq: SHLS), a leading provider of electrical balance of system (“EBOS”) solutions for solar, battery storage, and electric vehicle charging infrastructure, today announced the appointment of Brandon Moss as Chief Executive Officer, effective July 17th. Mr. Moss will succeed interim CEO and President Jeff Tolnar, who will continue to serve as Shoals’ President.

Mr. Moss has extensive experience managing and scaling businesses for long-term growth, driving new market penetration and developing strategic global partnerships. Prior to joining Shoals, he was most recently President of the Tools, Components, & Assembled Solutions Group at Southwire Company, an $8 billion revenue company and one of North America’s largest wire and cable manufacturers and market leader in the construction, utility, and industrial markets. During his tenure, Mr. Moss created and built an adjacent products business helping Southwire’s transformation into a further diversified electrical company, resulting in significant value creation.

“We are delighted to welcome Mr. Moss as Shoals’ new CEO following a rigorous and comprehensive search process,” said Brad Forth, Chairman of the Board of Shoals. “His industry and leadership experience, proven track record of executing strategic development plans, and his commitment to culture, make him the ideal person to lead the Company through its next stage of growth. We look forward to working closely with Mr. Moss.”

Mr. Moss will focus on scaling of the business and further strengthening the Company’s leadership position through continued technology development, product innovation, operational optimization and strategic sales initiatives.

“I am honored to be appointed Chief Executive Officer of Shoals, a company I have long admired for its commitment to creating innovative yet simple sustainability solutions, including EBOS, with a high value proposition,” said Mr. Moss. “I look forward to working with the talented team to continue to build on the strong foundation and great momentum the Company has created to capitalize on the significant market opportunity that lies ahead. I believe Shoals is well positioned to continue delivering exceptional value to its customers, partners, and shareholders, and I am excited to join this growing and dynamic company.”

About Shoals Technologies Group, Inc.

Shoals Technologies Group, Inc. is a leading provider of electrical balance of systems (“EBOS”) solutions for solar, storage, and electric vehicle charging infrastructure. Since its founding in 1996, the Company has introduced innovative technologies and systems solutions that allow its customers to substantially increase installation efficiency and safety while improving system performance and reliability. Shoals Technologies Group, Inc. is a recognized leader in the renewable energy industry whose solutions are deployed on over 20 GW of solar systems globally. For additional information, please visit: https://www.shoals.com.

Contacts

Investors:

Email: investors@shoals.com

Phone: 615-323-9836

Media:

Email: media@shoals.com

Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning the new Chief Executive Officer’s potential contributions, our possible or assumed future results of operations, business strategies, technology developments, and potential growth opportunities. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include our ability to successfully integrate the new Chief Executive Officer, the impact of the announcement of the new Chief Executive Officer on the Company’s stock and its employees, suppliers and customers, and other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this press release. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

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